UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 10, 2003


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

        1-10089                                          51-0299573
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 (Commission File Number)                     (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

       Item 5.  Other Events

       On December 10, 2003, Factory 2-U Stores, Inc. (the "Company") announced that William R. Fields had resigned as Chief Executive Officer and Chairman of the Company, effective immediately, to pursue retirement. In addition, the Company's Board of Directors has established an Executive Committee to manage the day-to-day business of the Company and has appointed Norman G. Plotkin, Executive Vice President - Store Development, Human Resources and General Counsel, as the interim Chief Executive Officer. The full text of our press release dated December 10, 2003 is attached as an exhibit.


       Item 7.  Exhibits

                     Exhibit No.                       Description
                    ------------                      -------------
                        99.1 Press release of Factory 2-U Stores, Inc., dated December 10, 2003.





                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FACTORY 2-U STORES,INC.

                                            By:  /s/ Douglas C. Felderman
                                                 ------------------------
                                                 Douglas C. Felderman
                                                 Executive Vice President and
                                                 Chief Financial Officer

      December 11, 2003
      -----------------
            Date

                                 Exhibit Index

Exhibit No.                Description
-----------               -------------
99.1                  Press release of Factory 2-U Stores, Inc.
                      dated December 10, 2003.